EXHIBIT 99.7

LICENSE AGREEMENT

This License Agreement (“Agreement”) is made and entered into as of August 27, 2010 (the “Effective Date”) by and between SET IP Holdings LLC, a Utah limited liability company (“Licensor”) and World Environmental Solutions Pty Ltd. (“Licensee”).

RECITALS

WHEREAS, Licensor and Licensee are parties to a certain Technology Purchase Agreement dated herewith (“Purchase Agreement”) whereby Licensor purchased the Technology and Proprietary Rights (as defined in the Purchase Agreement, collectively the “Licensed Technology”) from Licensee; and

WHEREAS, pursuant to the terms of the Purchase Agreement, Licensor desires to grant Licensee the exclusive license for a 25 year term to use the Licensed Technology to manufacture, market and sell products (the “Products”) to customers within the Territory (as defined herein), and Licensee desires to accept and exercise such right, pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, additionally, Licensor desires to grant Licensee a non-exclusive license to manufacture, market and sell the Products to customers outside of the Territory in such territories that after three years subsequent to the date of this Agreement: (i) in which Licensor, or its agents or licensees, has not sold any Products, or (ii) for which Licensor has not already granted an exclusive license for the Licensed Technology.

THEREFORE, the parties to this Agreement wish to provide for their respective rights and obligations.

AGREEMENT

In consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.    Definitions.

1.1  Defined Terms.  For purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Confidential Information” means any business or technical information relating to either party, including, but not limited to equipment, software, designs, technology, technical documentation, product or service specifications or strategies, marketing plans, pricing information, financial information, inventions, applications, methodologies and other know-how, and from time to time which is disclosed by a party in tangible form, electronic form, oral form, or visual form to the other party. Confidential Information disclosed in tangible or electronic form may be identified as confidential with conspicuous markings, or otherwise identified with a legend as being confidential, but in no event shall the absence of such a mark or legend preclude disclosed information which would be considered proprietary or confidential by a party exercising reasonable business judgment from being treated as Confidential Information.

“Customer” means a person or entity to whom Licensee sells the Products.

“Documentation” means such guides, release notes, training manuals, compilations, books, videos, and reference materials concerning the Products in printed or electronic format.

“Net Revenue” means the total amount invoiced or otherwise charged by Licensee for the sale of the Product to a Customer, less the following deductions to the extent actually incurred: (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such Customer for damaged, out dated and returned Product; (b) freight and insurance costs for transporting such Product, to the extent invoiced to the Customer; (c) sales, value-added and other direct taxes on the sale of the Product; (d) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Product; (e) trade, cash, and quantity discounts off of the invoiced price and similar promotional discounts off the invoiced price, all to the extent consistent with normal practice in the industry; and (f) amounts reflecting retroactive price adjustments on sale of Products, to the extent not previously deducted from Net Revenue; all to the extent consistent with the normal practice in the industry, and provided that any and all of the foregoing are calculated in accordance with generally accepted accounting principles.

“Term” means 25 years from the date of this Agreement.

“Territory” means Australasia, which includes the countries of: Australia, New Zealand, the island of New Guinea, which consist of the provinces of Papua and Papua Barat (formerly West Irian Jaya) and the independent country of Papua New Guinea. (PNG), Fiji, Nui, Cook Islands, Samoa and West Samoa.

2.    License to and Authority of Licensee.

2.1  Grant of Exclusive License.  Licensor hereby grants to Licensee the sole and exclusive license to use the Licensed Technology to manufacture, market and sell the Products for the duration of the Term solely to Customers within the Territory.

2.2  Grant of Non-Exclusive License.  Licensor hereby grants to Licensee a non-exclusive license to manufacture, market and sell the Products for the remaining duration of the Term to Customers outside of the Territory, in such territories that after three years subsequent to the date of this Agreement: (i) in which Licensor, or its agents or licensees, has not sold any Products, or (ii) for which Licensor has not already granted an exclusive license for the Licensed Technology.

2.3  Authority.Licensee acknowledges and agrees that the Licensed Technology and all related information and Documentation is the Confidential Information of Licensor, and Licensor is the exclusive owner of all right, title and interest in and to the Licensed Technology and all related information and Documentation.  Licensee acquires no ownership interest in the Licensed Technology or all related information and Documentation as a result of this Agreement and shall only use the Licensed Technology as expressly permitted by the terms of this Agreement.

3.   Product Pricing and Royalty.

3.1  Product Pricing. Licensee may set the pricing of the Products.

3.2  Royalty.Licensee shall pay Licensor 10% of Net Revenue on the sale of the Products for the duration of the Term as compensation under this Agreement.

3.3  Payment.  Royalty payments shall be made on a quarterly basis and shall be accompanied by a royalty report showing all information reasonably required by Licensor.

3.4  Audit.  Licensor shall have the right to inspect and audit the books and records in its discretion as to time and manner of Licensee to ensure accurate royalty payment.

4.   Representations and Warranties. Each party represents and warrants to the other party that: (i) such party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of its hereunder; (ii) the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any applicable law or agreement to which such party is a party, or by which it is otherwise bound and no approval or other action by any governmental or regulatory authority or other third party is required in connection with this Agreement; (iii) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except to the extent that enforcement may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally; and (iv) such party acknowledges that the other party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided in this Agreement; and

5.    Product Warranty; Customer Support.

5.1  Product Warranty.  Any warranty for the Products shall be given directly from Licensee to the Customer.

5.2  Customer Support.  Licensor shall be solely responsible for all customer support functions with respect to the Products.

6.    Licensee’s Covenants and Additional Responsibilities.

6.1  Compliance with Laws.  Licensee shall comply with applicable international, federal, state and municipal laws and ordinances, and all rules and regulations thereunder.

6.2  Expenses.  Licensee shall pay all expenses of the operation of Licensee’s business, including, but not limited to, salespersons’ expenses, travel, and account visits.

7.    Termination.

7.1  Termination for Cause.Either party may immediately terminate this Agreement upon written notice to the other party, if such other party:

(a)           commits a material breach this Agreement which is not cured within thirty (30) days after receipt by the breaching party of a written notice from the non-breaching party;

(b)           becomes the subject of any voluntary or involuntary proceeding under the applicable nation’s bankruptcy code or insolvency proceeding and such proceeding is not terminated within sixty (60) days of its commencement; or

(c)           ceases to be actively engaged in business in the ordinary course.

7.2  Return of Materials.  All confidential information, customer files, trademarks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, literature, and sales aids of every kind shall remain the property of Licensor, and Licensee shall promptly return or destroy (and certify such destruction to Licensor in writing), as Licensor may direct, all such materials upon termination or expiration of this Agreement.

8.   Limitation on Liability. NEITHER LICENSOR NOR LICENSEE SHALL BE LIABLE OR OBLIGATED IN ANY MANNER FOR ANY EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT PRODUCT LIABILITY OR OTHERWISE RESULTING FROM THE USE OF THE LICENSED TECHNOLOGY, AND THE AGGREGATE LIABILITY OF EACH OF LICENSOR AND DISTRIBUTOR UNDER THIS AGREEMENT SHALL NOT EXCEED THE AMOUNT OF FEES PAYABLE UNDER THIS AGREEMENT.

9.    Confidentiality.

9.1  Confidential Information.  Licensee acknowledges that by reason of its relationship to Licensor hereunder it will have access to certain information and materials concerning the Licensor’s business, plans, customers, technology, and products that are confidential and of substantial value to Licensor, which value would be impaired if such information were disclosed to third parties.  Licensee agrees that it will not use in any way for its own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by Licensor.  Licensee shall take every reasonable precaution to protect the confidentiality of such information.  Upon request by Licensee, Licensor shall advise whether or not it considers any particular information or materials to be confidential.  Licensee shall not publish any technical description of the Products beyond any description which may be published by Licensor.

9.2  Nondisclosure to Third Parties. Each party’s Confidential Information and the terms and conditions of this Agreement shall not be disclosed to any third parties except to (i) such party’s employees, agents, representatives, accountants, attorneys, and financial advisors with a “need to know” and subject to the reasonable confidentiality restrictions (ii) as otherwise required by law, or (iii) as requested by a court of relevant jurisdiction or pursuant to any filing therewith, provided that the party receiving such demand shall advise the other party hereto and give them reasonable time to seek direction from their own counsel in such a matter. Each recipient acknowledges that its disclosure of the discloser’s Confidential Information may cause irreparable harm to the discloser which cannot be sufficiently compensated by monetary damages and that the discloser shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as is deemed just by a court of competent jurisdiction.

10.Miscellaneous.

10.1  Survival.  All provisions of this Agreement relating to proprietary rights, confidentiality, publicity, disclaimer of warranty and limitation of liability shall survive the expiration or sooner termination hereof.

10.2  Entire Agreement.This Agreement and the Purchase Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, letters of intent, understandings, negotiations and discussions of the parties, whether oral or written.

10.3  Amendment and Waiver.No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure therefrom, will in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought.  Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement is to be effective only in the specific instance and for the specific purpose for which given.

10.4  Failure or Delay.No failure on the part of any party to exercise, and no delay in exercising, any right, power, or privilege hereunder operates as a waiver thereof.  The waiver of a breach of any term of this Agreement will in no way be construed as a waiver of any other term or breach of this Agreement.  No notice to or demand on any party in any case entitles such party to any other or further notice or demand in similar or other circumstances.

10.5  Force Majeure.Neither party shall be liable to the other party for any failure or delay in performance caused by reasons beyond its reasonable control, including, but not limited to, restrictions of law, regulations, orders or other governmental directives, labor disputes, acts of God, third-party mechanical or other equipment breakdowns, fire, explosions, fiber optic cable cuts, interruption or failure of telecommunication or digital transmission links, Internet failures or delays, storms, terrorism, act of war, riot or civil commotion, or other similar events generally comprehended under the term “force majeure.”

10.6  Assignment.Neither party shall not assign or transfer (voluntarily or involuntarily) or otherwise delegate its rights and/or obligations under this Agreement in whole or in part without the prior express written consent of the other.  It is expressly understood that an assignment within the meaning of this Section 10.6 does not include any material change in the direct or indirect ownership or control of Licensee, any merger or consolidation directly or indirectly involving Licensee, any acquisition by or of Licensee or any other substantial change in Licensee’s organization.

10.7  Successors and Assigns. All provisions of this Agreement are binding upon, inure to the benefit of and are enforceable by or against the parties and their respective successors and permitted assigns.

10.8  Facsimile Execution; Counterparts.  For purposes of this Agreement, the displayed or printed image of a manually signed document (or signature page thereto) transmitted by any electronic means, including by facsimile machine or as a scanned attachment to e-mail, is to be treated as an original document, the signature of any person reproduced in the displayed or printed image, for purposes hereof, is to be considered as an original signature, and such image has the same binding effect as an original document bearing an original manual signature.  This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument.

10.9  Further Assurances. The parties will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

10.10  Notices.  Each party shall send all notices, consents, requests, demands, and other communications hereunder to the other party in writing and addressed to the other party’s address as set forth in the Purchase Agreement as such party may designate in writing from time to time.

10.11  Governing Law. This Agreement is governed by the laws of the State of California, without reference to conflict of laws principles.  The United Nations “Convention Relating to a Uniform Law on the International Sale of Goods,” or any similar or successor convention or law, shall not be applied to this Agreement or transactions under this Agreement.

10.12  Venue. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO SHALL BE BROUGHT IN THE COURTS OF THE COUNTY OF ORANGE, STATE OF CALIFORNIA OR ANY COURT OF THE UNITED STATES OF AMERICA FOR THE CENTRAL DISTRICT OF CALIFORNIA AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS.  EACH PARTY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.  EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO MAKER AT ITS ADDRESS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

10.13  Legal Fees.  Except as otherwise provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such costs and expenses.  In the event any party brings suit or commence arbitration to construe or enforce the terms hereof, or raises this Agreement as a defense in a suit or arbitration brought by another party, the prevailing party is entitled to recover its attorneys’ fees and expenses.

10.14  Remedies Cumulative.  Each and every right granted hereunder and the remedies provided for under this Agreement are cumulative and are not exclusive of any remedies or rights that may be available to any party at law, in equity or otherwise.

10.15  Specific Performance and Injunctive Relief.Each party recognizes that, if it fails to perform, observe or discharge any of its obligations under this Agreement, no remedy at law will provide adequate relief to the other party.  Therefore, each party is hereby authorized to demand specific performance of this Agreement, and is entitled to temporary and permanent injunctive relief, in a court of competent jurisdiction at any time when the other party fails to comply with any of the provisions of this Agreement applicable to it.  To the extent permitted by applicable law, each party hereby irrevocably waives any defense that it might have based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance or injunctive relief.

10.16  Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law or otherwise unenforceable or of no effect, the remaining provisions of this Agreement shall remain in full force and effect.  In such event, Licensor and Licensee agree to negotiate in good faith a substitute enforceable provision that most nearly effects Licensor’s and Licensee’s intent in entering into this Agreement.

10.17  Third-Party Beneficiary.This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

  Section and/or paragraph headings used in this Agreement are for reference purposes only and shall not be used in the interpretation hereof.

{signature page immediately follows}

In witness whereof, the parties have executed this Agreement as of the date first set forth above.

SET IP Holdings LLC

/s/ Keith Morlock
Name: Keith Morlock
Title: Manager

World Environmental Solutions Pty Ltd.

/s/ Wallie Ivison
Name: Wallie Ivison
Title: CEO